Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Marvin H. Roseman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Phoenix Waste Services Company, Inc. on Form 10-KSB for the fiscal year ended April 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Phoenix Waste Services Company, Inc.


                                                 By:  /s/ Marvin H. Roseman
                                                 Name: Marvin H. Roseman
                                                 Title: Chief Executive Officer


I, Marvin H. Roseman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Phoenix Waste Services Company, Inc. on Form 10-KSB for the fiscal year ended April 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Phoenix Waste Services Company, Inc.


                                                  By: /s/ Marvin H. Roseman
                                                  Name: Marvin H. Roseman
                                                  Title: Chief Financial Officer